Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Force Fuels, Inc. (the "Company") on Form 10-Q for the period ending April 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Thomas Hemingway, Chief Executive and Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 21, 2008

/s/ Thomas Hemingway
Thomas Hemingway
Chief Executive Officer
Chief Financial Officer